Exhibit 31.2

CERTIFICATION BY THE CHIEF FINANCIAL OFFICER PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Daniel Buron, certify that:

1.	I have reviewed this Amendment No.1 to the Annual Report on Form 10-K of Domtar Corporation;
2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: April 25, 2022

/s/ Daniel Buron
Daniel Buron
Executive Vice-President and Chief Financial Officer